Sun Life Financial Inc.2 (Canada - Life Insurance) – Listing of Subsidiaries of Sun Life Financial Inc.

Name of Subsidiary Company of Sun Life Financial Inc.	Incorporated	Shares	Principal Business
Sun Life Financial Inc. - Operations in the US
SL Finance 2007-1, Inc.	Delaware	100%	non-regulated
Sun Life Financial Global Funding II, L.P.	Delaware	99%	Limited Purpose Co.
Sun Life Financial Global Funding II, U.L.C.	Nova Scotia	100%	Limited Purpose Co.
Sun Life Financial Global Funding II, L.L.C.	Delaware	100%	Limited Purpose Co.
Sun Life Financial Global Funding III, L.P.	Delaware	99%	Limited Purpose Co.
Sun Life Financial Global Funding III, U.L.C.	Nova Scotia	100%	Limited Purpose Co.
Sun Life Financial Global Funding III, L.L.C.	Delaware	100%	Limited Purpose Co.
Sun Life Financial Inc. - Operations in Foreign Countries
2097261 Ontario Inc.	Ontario	100%	Holding Co.
Sun Life Financial Global Funding II, L.P.	Delaware	1%	Limited Purpose Co.
2109578 Ontario Inc.	Ontario	100%	Holding Co.
Sun Life Financial Global Funding III, L.P.	Delaware	1%	Limited Purpose Co.
6183271 Canada Inc.	Canada	100%	Holding Co.
Sun Life Financial (Chile) S.A.	Chili	99.999%	Inactive
6183298 Canada Inc.	Canada	100%	Holding Co.
Sun Life Financial (Chile) S.A.	Chili	0.001%	Inactive
6324983 Canada Inc.	Canada	100%	Holding Co.
6560016 Canada Inc.	Canada	0.05%	Holding Co.
6828141 Canada Inc.	Canada	100%	Holding Co.
6884644 Canada Inc.	Canada	100%	Inactive
Sun Life (Barbados) Holdings No. 1 Limited	Barbados	100%	Holding Co.
Sun Life (Barbados) Holdings No. 2 Limited	Barbados	100%	Holding Co.
Sun Life (Barbados) Holdings No. 3 Limited	Barbados	100%	Holding Co.
Sun Life (Barbados) Holdings No. 4 Limited	Barbados	100%	Holding Co.
Sun Life (Poland) Group Financing sp. z.o.o.	Poland	100%	Inter-enterprise lending
Sun Life 2007-1 Financing Corp.	Canada	100%	Holding Co.
Sun Life Financial Reinsurance (Barbados) Limited	Barbados	100%	Insurance
Sun Life Reinsurance (Barbados) No. 4 Corp.	Barbados	100%	Insurance
Sun Life Global Investments Inc. – Operations in the United States	Canada	100%	Holding Co.
Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc.	Delaware	100%	Holding Co.
SL Investment 2007-1 ULC	Nova Scotia	100%	Limited Purpose Co.
SL Investment Holdings 2007-1 LLC	Delaware	100%	Limited Purpose Co.
Sun Capital Advisers LLC	Delaware	100%	Investment Adv.
Sun Life Financial (Japan), Inc.	Delaware	100%	Holding Co.
Sun Life Financial (U.S.) Holdings, Inc.	Delaware	100%	Holding Co.
Sun Life Financial (U.S.) Investments LLC	Delaware	100%	Holding Co.
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	Delaware	99.73%	Holding Co.
Massachusetts Financial Services Company	Delaware	96.16%	Investment Adv.
Four Pillars Capital, Inc.	Delaware	100%	non-life regulated co.
MFS Development Funds, LLC	Delaware	100%	non-life regulated co.
MFS Fund Distributors, Inc.	Delaware	100%	Mutual Fund Dist.
MFS Heritage Trust Company	New Hampshire	100%	Trust Co.
MFS Institutional Advisors, Inc.	Delaware	100%	Investment Adv.
MFS Institutional Advisors (Australia) Pty. Ltd.	Australia	100%	Investment Adv.
MFS International Ltd.	Bermuda	100%	Offshore Fund Mgr.
MFS do Brasil Desenvolvimento de Mercado Ltda.	Brazil	100%	Offshore Marketing
MFS International (U.K.) Ltd.	England/Wales	100%	Offshore Fund Mgr.
MFS Investment Management Company (LUX) S.A.	Luxembourg	100%	Investment Mgr.
MFS Investment Management K.K.	Japan	100%	Investment Adv.
MFS Service Center, Inc.	Delaware	100%	Transfer Agent
Sun Life of Canada (U.S.) Holdings, Inc.	Delaware	100%	Holding Co.
Dental Holdings, Inc.	Connecticut	100%	Holding Co.
California Benefits Dental Plan	California	100%	Manufacturing
Professional Insurance Company	Texas	100%	Insurance
Sun Canada Financial Co.	Delaware	100%	Private Placements
Sun Life Administrators (U.S.), Inc.	Delaware	100%	Manufacturing
Sun Life Assurance Company of Canada (U.S.) [2]	Delaware	100%	Insurance
Sun Life of Canada (U.S.) Variable Account A1	Delaware		Inactive
Sun Life of Canada (U.S.) Variable Account B1	Delaware		Inactive
Sun Life of Canada (U.S.) Variable Account C1	Delaware		VA
Sun Life of Canada (U.S.) Variable Account D1	Delaware		VA
Sun Life of Canada (U.S.) Variable Account E1	Delaware		VUL
Sun Life of Canada (U.S.) Variable Account F1	Delaware		VA
Sun Life of Canada (U.S.) Variable Account G1	Delaware		VUL
Sun Life of Canada (U.S.) Variable Account I1	Delaware		VUL
Sun Life of Canada (U.S.) Variable Account K1	Delaware		VA
Capital Appreciation Variable Account[1]	Delaware		VA
Government Securities Variable Account[1]	Delaware		VA
High Yield Variable Account[1]	Delaware		VA
Money Market Variable Account[1]	Delaware		VA
Total Return Variable Account[1]	Delaware		VA
World Governments Variable Account[1]	Delaware		VA
KMA Variable Account[1]	Rhode Island		VA
Keyport Variable Account I1	Rhode Island		VLI
Keyport Variable Account A1	Rhode Island		VA
7101 France Avenue Manager, LLC	Delaware	100%	Real Estate Mgt.
7101 France Avenue, LLC	Delaware	100%	Real Estate Mgt.
Clarendon Insurance Agency, Inc.	Massachusetts	100%	Broker/Dealer
Independence Life and Annuity Company[1]	Rhode Island	100%	Insurance
Independence Variable Life Separate Account[1]	Rhode Island		VLI
Independence Variable Annuity Separate Account	Rhode Island		Inactive
SLF Private Placement Investment Company I, LLC	Delaware	100%	Private Placements
Sun Life Insurance and Annuity Company of New York[2]	New York	100%	Insurance
Sun Life (N.Y.) Variable Account A1	New York		VA
Sun Life (N.Y.) Variable Account B1	New York		VA
Sun Life (N.Y.) Variable Account C1	New York		VA
Sun Life (N.Y.) Variable Account D1	New York		VUL
Sun Life (N.Y.) Variable Account J1	New York		VUL
Sun Life (N.Y.) Variable Account N1	New York		VA
KBL Variable Account A1	New York		VA
KBL Variable Annuity Account[1]	New York		VA
SLNY Private Placement Investment Company I, LLC	Delaware	100%	Private Placements
Sun Life Financial (U.S.) Reinsurance Company	Vermont	100%	Reinsurer
Sun MetroNorth, LLC	Delaware	100%	Real Estate Mgt.
Sun Parkaire Landing LLC	Delaware	100%	Real Estate Mgt.
Sun Life Financial (U.S.) Finance, Inc.	Delaware	100%	Holding Co.
Sun Life Financial Distributors, Inc.	Delaware	100%	Broker/Dealer
Sun Life Reinsurance (Barbados) No. 3 Corp.	Barbados	100%	Insurance
Sun Life Global Investments Inc. – Operations in Foreign Countries	Canada	100%	Holding Co.
3060097 Nova Scotia Company	Nova Scotia	100%	Holding Co.
McLean Budden Limited	Canada	62.22%	Portfolio Manager
McLean Budden Funds Inc.	Canada	100%	Mutual Fund Dealer
Sun Life Assurance Company of Canada (including the United States Branch)	Canada	100%	Insurance
Crosspointe Shops II LLC	Delaware	100%	Real Estate Mgt.
Crosspointe Shops I LLC	Delaware	100%	Real Estate Mgt.
Plaza West LLC	Delaware	100%	Real Estate Mgt.
SL Investment Holdings 2008-1, LLC		100%	Holding Co.
SL Investment PAR Holdings 2008-1, LLC		100%	Holding Co.
Sun Broad Street Inline Shops Member, LLC	Delaware	100%	Real Estate Mgt.
Sun Broad Street Inline Shops, LLC	Delaware	100%	Real Estate Mgt.
Sun Broad Street Outparcel Shops, LLC	Delaware	100%	Real Estate Mgt.
Sun Commerce Centre, LLC	Delaware	100%	Real Estate Mgt.
Sun Encore, LLC	Delaware	100%	Real Estate Mgt.
Sun Grand Parkway GP, LLC	Texas	100%	Real Estate Mgt.
Sun Grand Parkway, L.P.	Texas	1%	Real Estate Mgt.
Sun Grand Parkway, L.P.	Texas	99%	Real Estate Mgt.
Sun Greenfield LLC	Delaware	100%	Real Estate Mgt.
Sun Highlands Plaza, LLC	Delaware	100%	Real Estate Mgt.
Sun Lakewood GP, LLC	Texas	100%	Real Estate Mgt.
Sun Lakewood, L.P.	Texas	1%	Real Estate Mgt.
Sun Lakewood, L.P.	Texas	99%	Real Estate Mgt.
Sun Life and Health Insurance Company	Connecticut	100%	Insurance
Sun Life Financial (Bermuda) Holdings, Inc.	Delaware	100%	Holding Co.
Sun Life Financial Insurance and Annuity Company (Bermuda) Ltd.	Bermuda	100%	Insurance
Sun Life Financial Global Funding, L.P.	Delaware	99%	Limited Purpose Co.
Sun Life Financial Global Funding, U.L.C.	Nova Scotia	100%	Limited Purpose Co.
Sun Life Financial Global Funding, L.L.C.	Delaware	100%	Limited Purpose Co.
Sun Starlite, LLC	Delaware	100%	Real Estate Mgt.
Sun Sunset Plaza LLC	Delaware	100%	Real Estate Mgt.
Sun Life Assurance Company of Canada – Operations in Foreign Countries	Canada	100%	Insurance
1245792 Ontario Inc.	Ontario	100%	Holding Co.
2053812 Ontario Inc.	Ontario	100%	Holding Co.
Sun Life Financial Global Funding, L.P.	Delaware	1%	Limited Purpose Co.
6560016 Canada Inc.	Canada	99.95%	Holding Co.
Sun Life Reinsurance (Barbados) No. 2 Corp.	Barbados	100%	Insurance
6965083 Canada Inc.	Canada	100%	Real Estate
7037457 Canada Inc.	Canada	100%	Real Estate
7037457 Canada Inc.	Canada	100%	Real Estate
Amaulico Fund Ltd.	Canada	100%	Oil/Gas Holding Co.
Amaulico Ltd.	Canada	100%	Oil/Gas Holding Co.
BestServe Financial Limited	Hong Kong	100%	Financial Admin. Svs.
Sun Life Financial Asia Services Limited	Hong Kong	100%	Insurance
Buffet & Company Worksite Wellness Inc.	Canada	36%	non-regulated service
CCPI Holdco Limited	Canada	70.7%	Holding Co.
Canada China Property Investments Limited Partnership	Canada	20%	Holding Co.
Clarica MEEL Holdings Limited	Ontario Canada	100%	Holding Co.
Mississagua Executive Enterprises Ltd.	Ontario Canada	50%	Real Estate Dev.
Clarica Trustco Inc.	Canada	100%	Holding Co.
Sun Life Financial Distributors (Canada) Inc.	Canada	50%	Insurance Dist. Co.
Sun Life Financial Trust Inc.	Canada	100%	Trust Co.
Hillcrest IV Properties Inc.	Ontario Canada	66.67%	Inactive
Lease Administration Corporation	Ontario Canada	66.67%	Administration Co.
MCAP Service Corporation	Ontario Canada	40%	Mortgage Broker
P.T. Parahiyangan Griyanusa	Indonesia	100%	non-regulated service
P.T. Sun Life Financial Indonesia	Indonesia	4%	Insurance
P.T. Sun Life Financial Indonesia	Indonesia	96%	Insurance
PVS Preferred Vision Services Inc.	Canada	40%	Vision Services
SECLON Inc.	Canada	30%	Intellectual Property Co.
seclonLogic Inc.	Canada	30%	Consulting/Marketing
Sun Life Financial of Canada UK Limited	England-Wales	100%	Holding Co.
Sun Life of Canada UK Holdings Limited	England-Wales	100%	Holding Co.
Confederation Life Insurance Company (U.K.) Limited	Endland-Wales	100%	Inactive
SLC Financial Services (U.K.) Limited	England-Wales	100%	Holding Co.
Sun Life Assurance Company of Canada (U.K.) Limited	England-Wales	100%	Insurance
BHO Lease Company Limited	England-Wales	100%	Property Holding Co.
Sun Life Financial of Canada Trustee Limited	England-Wales	100%	Trust Co.
Sun Life of Canada Nominees Limited	England-Wales	100%	Unit Trust Nominee
Sun Life (Hungary) Group Financing Limited Liability Company	Hungary	45.72%	Inter-enterprise lending
Sun Life (India) AMC Investments Inc.	Canada	100%	Holding Co.
Birla Sun Life Asset Management Company Limited	India	50%	Mutual Fund Mgt. Co.
Birla Sun Life AMC (Mauritius) Limited	Mauritius	100%	Investment Advisor
India Advantage Fund Limited	Mauritius	100%	Investment Holding Co.
Birla Sun Life Trustee Company Private Limited	India	50%	Birla Funds Trustee
Sun Life (India) Distribution Investments Inc.	Canada	100%	Holding Co.
Birla Sun Life Distribution Company Limited	India	50.0001%	Marketing/Dist. Co.
BSDL Insurance Advisory Services Ltd.	India	100%	Marketing/Dist. Co.
Sun Life Assurance Company of Canada (Barbados) Limited	Barbados	100%	Insurance
Sun Life Capital Trust	Ontario	100%	Issuer of Trust Units
Sun Life Everbright Life Insurance Company Limited	China	50%	Insurance
Sun Life Financial (Hungary) Investments Inc.	Canada	100%	Holding Co.
Sun Life (Hungary) Group Financing Limited Liability Company	Hungary	54.28%	Inter-enterprise Lending
Sun Life Financial (India) Insurance Investments Inc.	Canada	100%	Holding Co.
Birla Sun Life Insurance Company Limited	India	26%	Insurance
Sun Life Financial (Mauritius) Inc.	Mauritius	100%	Holding Co.
Sun Life India Service Centre Private Limited	India	100%	Off Shore Tech. Centre
Sun Life Financial Advisory Inc.	Canada	100%	Distribution Co.
Sun Life Financial Distributors (Bermuda) Ltd.	Bermuda	100%	Insurance Dist. Co.
Sun Life Financial Distributors (Canada) Inc.	Canada	50%	Insurance Dist. Co.
Sun Life Financial Investment Services (Canada) Inc.	Canada	100%	Inv. Fund Dealer
Sun Life Financial Investments (Bermuda) Ltd.	Bermuda	100%	Issuer of Inv. Contracts
Sun Life Financial LTC Solutions Inc.	Canada	100%	Insurance
Sun Life Financial Realty Advisors Inc.	Canada	100%	Real Estate Inv. Mgt.
Sun Life Hong Kong Limited	Bermuda	100%	Insurance
Sun Life Financial (Hong Kong) Limited	Bermuda	100%	Insurance in Hong Kong
Sun Life Hong Kong Advisory Limited	Hong Kong	100%	non-regulated co.
Sun Life Trustee Company Limited	Hong Kong	100%	Pensions
Sun Life Wealth Management Limited	Hong Kong	100%	Distribution
Sun Life Information Services Canada, Inc.	Canada	100%	Business Services
Sun Life Information Services Ireland Limited	Ireland	100%	Off Shore Tech. Centre
Sun Life Insurance (Canada) Limited	Canada	100%	Insurance
SLI General Partner Limited	Canada	100%	Holding Co.
SLI Investments LP	Manitoba	0.1%	Holding Co.
SLI Investments LP	Manitoba	99.9%	Holding Co.
6425411 Canada Inc.	Canada	100%	Holding Co.
Sun Life Investments LLC	Delaware	100%	Investment Co.
Sun Life Asset Management Inc.	Philippines	100%	non-life regulated co.
Sun Life of Canada (Netherlands) B.V.	Netherlands	50%	Holding co.
Sun Life of Canada (U.K.) Overseas Investment Limited	England-Wales	100%	Holding Co.
Sun Life of Canada (Netherlands) B.V.	Netherlands	50%	Holding co.
Sun Life of Canada (Philippines), Inc.	Philippines	100%	Insurance
MINT Financial & Insurance Agency Inc.	Philippines	50%	Distribution
Sun Life Asset Management Company, Inc.	Philippines	100%	Portfolio Manager
Sun Life Financial - Philippines Foundation Inc.	Philippines	100%	non-life regulated co.
Sun Life Financial Plans, Inc.	Philippines	100%	Portfolio Manager
Sun Life of Canada Prosperity Balanced Fund, Inc.	Philippines	25%	Open End Invest. Co.
Sun Life of Canada Prosperity Philippine Equity Fund, Inc.	Philippines	25%	Open End Invest. Co.
Sun Life Prosperity Dollar Abundance Fund, Inc.	Philippines	42.29%	Open End Invest. Co.
Sun Life Prosperity GS Fund, Inc.	Philippines	79.72%	Open End Invest. Co.
Sun Life Prosperity Money Market Fund, Inc.	Philippines	49.69%	Open End Invest. Co.
Sun Life of Canada International Assurance Limited	Barbados	100%	Insurance
Sun Life Reinsurance (Ireland) Limited	Ireland	100%	Insurance

1   Separate financial statements are filed with SEC.
2   Consolidated financials are filed with SEC.

*
Pursuant to State Law, shares must be held by individuals, all of whom are officers of Independent Financial Marketing Group, Inc. or the entity in question, or both. If any of these individuals ceases to be so employed, the shares revert to the company at issue.

**	Sun Life Assurance Company of Canada holds 32.72% Class "C" non-voting shares of India Advantage Fund Limited.